UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant To Section 13 Or 15(d) Of The Securities Exchange Act Of 1934

Date of report (Date of earliest event reported)	September 26, 2019

PHOTRONICS, INC.
(Exact name of registrant as specified in its charter)

Connecticut	000-15451	06-0854886
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Secor Road, Brookfield, CT	06804
(Address of principal executive offices)	(Zip Code)

Registrant's Telephone Number, including area code	(203) 775-9000

__________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
COMMON STOCK, $0.01 par value per share	PLAB	NASDAQ Global Select Market

Item 5.02.	Departure of Directors or Certain Officers; Election of Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 26, 2019, Photronics, Inc. (the “Company”) issued a press release announcing that Mary Paladino will join its Board of Directors as an independent director effective October 1, 2019. Mary is a Certified Public Accountant with over three decades of accounting and auditing experience, and currently holds the position of Partner for one of the top public accounting firms located throughout the Northeast. Mary is the Audit and Attest Services Practice Leader for the firm's White Plains, NY location. Prior to joining her current firm in 2008, she held various leadership roles in the auditing groups of Deloitte & Touche, LLP and BDO Seidman, LLP. Mary graduated magna cum laude with a BS in accounting from the State University of New York and is a member of the American Institute of Certified Public Accountants. Ms. Paladino will receive $4,000 per Board meeting attended in calendar 2019. She will also receive a $10,000 cash retainer and 3,000 shares of restricted stock of the Company.

Ms. Paladino will receive additional compensation similar to other Photronics Board members which will be granted in 2020 as part of her 2020 Board term including additional retainers for committee membership. Ms. Paladino is expected to serve on the Company’s audit and compensation committees.

The Company also announced the adoption of a new retirement policy that stipulates each independent, non-employee director cannot be nominated for a term that begins after his or her 75th birthday. Consistent with this policy, Joseph Fiorita will retire from the board of directors at the end of his current term and will not stand for reelection in the 2020 annual meeting. He has been a director since 1987.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release dated September 26, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOTRONICS, INC.
(Registrant)

By:	/s/ Richelle E. Burr
Name:	Richelle E. Burr
Title:	Vice President, General Counsel and Secretary

Date: October 2, 2019